Exhibit 99.1

Sugarmade Issues Corporate Update

NEW YORK, March 25, 2021, (GLOBE NEWSWIRE) — via NetworkWire – Sugarmade, Inc. (OTCMKTS:SGMD) (“Sugarmade”, “SGMD”, or the “Company”) is pleased to issue the following update on operations, including information about the recent opening of its new Nug Avenue cannabis delivery operation, located in the large and rapidly growing Los Angeles metro cannabis marketplace.

“We are moving forward with our core strategic plan, as announced and discussed during 2020, which consists of expanding our end-market access as a central player in the growing California cannabis delivery marketplace and developing our cannabis production capacity to verticalize our operations in the space,” noted Jimmy Chan, CEO of Sugarmade. “The successful opening of our LA delivery hub is an exciting development with strong topline growth implications given the scale of that market and our strong positioning there. And our focus on developing a vertically integrated supply chain represents continued progress toward pushing more of that growth to the bottom line, which we believe is the most effective path to directly rewarding shareholders.”

As announced in February, Sugarmade recently acquired a 70% stake in the operations of Nug Avenue, which serves as a major hub for cannabis delivery services in the Los Angeles metropolitan area. Nug Avenue has been open and operating with Sugarmade involved for the past four weeks, and the results have exceeded management expectations thus far.

In addition, the Company is actively pursuing acquisition of property zoned for cannabis cultivation and establishment of large-scale cannabis cultivation and production operations. As described in prior communications, Sugarmade intends to develop a full farm-to-door vertically integrated cannabis business.

Chan added, “Verticalization is an important step because it carries the potential to significantly widen margins. We have taken concrete steps in support of our goal of verticalization and expect significant additional movement toward that goal before the June 30th fiscal year end.”

About Sugarmade, Inc.

Sugarmade, Inc. (OTCMKTS:SGMD) is a product and branding marketing company investing in operations and technologies with disruptive potential. Our Brand portfolio includes CarryOutsupplies.com, SugarRush™ and Budcars.com.

For more information, please visit www.Sugarmade.com.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others. such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward looking statements.

Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Corporate Contact:
Jimmy Chan
+1-(888)-982-1628
info@Sugarmade.com

Investor Relations Contact:
EDM Media, LLC
https://edm.media
(800) 301-7883